Exhibit 99.1

Ooma Reports Fiscal Second Quarter 2025 Financial Results

Sunnyvale, Calif., August 27, 2024 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal second quarter ended July 31, 2024.

Fiscal Second Quarter 2025 Financial Highlights:

•
Revenue: Total revenue was $64.1 million, up 10% year-over-year. Subscription and services revenue increased to $59.6 million from $54.7 million in the second quarter of fiscal 2024, and was 93% of total revenue, primarily driven by the growth of Ooma Business and contribution from 2600hz.
•
Net Income/Loss: GAAP net loss was $2.1 million, or $0.08 per basic and diluted share, compared to GAAP net income of $0.3 million, or $0.01 per basic and diluted share, in the second quarter of fiscal 2024. GAAP net income in the second quarter of fiscal 2024 included a $1.0 million gain for consolidation of facilities. Non-GAAP net income was $4.1 million, or $0.15 per diluted share, compared to non-GAAP net income of $3.8 million, or $0.15 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $5.6 million, compared to $4.9 million in the second quarter of fiscal 2024.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma made strong progress in Q2 with revenues of $64.1 million and non-GAAP net income of $4.1 million and is well positioned, we believe, for the second half of fiscal 2025,” said Eric Stang, chief executive officer of Ooma. “Ooma executed well in Q2 on both the top and bottom line, driving 10% revenue growth year over year and record levels for Adjusted EBITDA and Cash Flow from Operations. Progress continued across the business with new feature enhancements, customer expansion, and the addition of new resale partners for AirDial. Looking ahead, we believe Ooma’s premier position in each of its business segments and key new customer wins in the first half of this year create the opportunity for continued strong performance.”

Business Outlook:

For the third quarter of fiscal 2025, Ooma expects:

•
Total revenue in the range of $64.2 million to $64.6 million.
•
GAAP net loss in the range of $1.7 million to $1.9 million and GAAP net loss per share in the range of $0.06 to $0.07.
•
Non-GAAP net income in the range of $4.1 million to $4.3 million and non-GAAP net income per share in the range of $0.15 to $0.16.

For the full fiscal year 2025, Ooma expects:

•
Total revenue in the range of $254.0 million to $255.5 million.
•
GAAP net loss in the range of $7.7 million to $8.2 million, and GAAP net loss per share in the range of $0.30 to $0.32.
•
Non-GAAP net income in the range of $15.7 million to $16.2 million, and non-GAAP net income per share in the range of $0.57 to $0.59.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP diluted net income per share guidance for the third fiscal quarter ending October 31, 2024 and the fiscal year ending January 31, 2025 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	October 31, 2024	January 31, 2025
	(unaudited)
GAAP net loss	($1.7)-($1.9)	($7.7)-($8.2)
Stock-based compensation and related taxes	4.6	18.4
Amortization of intangible assets	1.4	5.8
Gain on note conversion	—	(1.0)
Restructuring costs	—	0.7
Non-GAAP net income	$4.1-$4.3	$15.7-$16.2

GAAP net loss per share	($0.06)-($0.07)	($0.30)-($0.32)
Stock-based compensation and related taxes	0.17	0.68
Amortization of intangible assets	0.05	0.22
Gain on note conversion	—	(0.04)
Restructuring costs	—	0.03
Non-GAAP net income per share	$0.15-$0.16	$0.57-$0.59

Weighted-average number of shares used in per share amounts:
Basic	26.8	26.6
Diluted	27.5	27.5

Conference Call Information:

The company will host a conference call and live webcast for analysts and investors at 5:00 p.m., Eastern time on August 27, 2024. The news release with the financial results will be accessible from the company's website prior to the conference call.

To access the call by phone, please visit https://register.vevent.com/register/BIe5edc5716919495290b391503aab86ee to register and receive the dial-in details. To avoid delays, Ooma encourages participants to dial into the conference call ten minutes ahead of the scheduled start time. For webcast listening, please visit Ooma’s Events & Presentations page https://investors.ooma.com/news-events/events-presentation for a link.

Following the call, an archived version of the webcast will be available on the Ooma investor relations site at https://investors.ooma.com for 12 months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents the net income before interest and other income, income taxes, depreciation and amortization of capital expenditures, amortization of intangible assets and acquisition related costs, stock-based compensation and related taxes, litigation costs, facilities consolidation gain, restructuring costs, and gain on note conversion.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, amortization of intangible assets, acquisition related costs, non-recurring gains, such as facilities consolidation gain and gain on note conversion, litigation costs and restructuring costs. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer may constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; our inability to realize expected returns from our investments made in connection with our international operations and development of new product features; our ability to successfully integrate our acquisitions and to achieve their expected benefits; failure to retain former employees and customers of 2600hz; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2024, filed with the SEC on June 7, 2024. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses, consumers and service providers, delivered through smart cloud-based communications platforms and services. For businesses of all sizes, Ooma offers advanced voice and collaboration features including messaging, intelligent virtual receptionists and video meetings. Ooma’s all-in-one replacement for analog phone lines helps businesses maintain mission-critical systems by moving connectivity to the cloud. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced features and integration with mobile devices. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	July 31,	January 31,
	2024	2024
Assets
Current assets:
Cash and cash equivalents	$16,585	$17,536
Accounts receivable, net	8,189	9,864
Inventories	15,237	19,782
Other current assets	15,559	16,497
Total current assets	55,570	63,679
Property and equipment, net	10,957	9,897
Operating lease right-of-use assets	15,833	17,041
Intangible assets, net	24,997	27,952
Goodwill	23,069	23,069
Other assets	21,044	17,615
Total assets	$151,470	$159,253

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,967	$7,848
Accrued expenses and other current liabilities	24,388	26,586
Deferred revenue	17,123	17,041
Total current liabilities	48,478	51,475
Long-term operating lease liabilities	12,635	13,676
Debt, net of current portion	8,500	16,000
Other liabilities	18	15
Total liabilities	69,631	81,166

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	219,388	211,361
Accumulated other comprehensive loss	—	(1)
Accumulated deficit	(137,554)	(133,278)
Total stockholders' equity	81,839	78,087
Total liabilities and stockholders' equity	$151,470	$159,253

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	July 31, 2024	July 31, 2023	July 31, 2024	July 31, 2023
Revenue:
Subscription and services	$59,566	$54,726	$117,955	$107,775
Product and other	4,563	3,627	8,673	7,430
Total revenue	64,129	58,353	126,628	115,205

Cost of revenue:
Subscription and services	17,654	15,456	35,114	30,181
Product and other	7,775	6,309	14,699	12,484
Total cost of revenue	25,429	21,765	49,813	42,665
Gross profit	38,700	36,588	76,815	72,540

Operating expenses:
Sales and marketing	19,256	18,842	38,737	36,832
Research and development	13,640	11,768	27,433	23,721
General and administrative	7,400	5,972	14,978	12,589
Total operating expenses	40,296	36,582	81,148	73,142
(Loss) income from operations	(1,596)	6	(4,333)	(602)
Interest and other (expense) income, net	(103)	532	820	947
(Loss) income before income taxes	(1,699)	538	(3,513)	345
Income tax provision	(438)	(267)	(763)	(400)
Net (loss) income	$(2,137)	$271	$(4,276)	$(55)

Net (loss) income per share of common stock:
Basic and diluted	$(0.08)	$0.01	$(0.16)	$(0.00)

Weighted-average shares of common stock outstanding:
Basic	26,556,754	25,330,545	26,392,351	25,327,255
Diluted	26,556,754	25,935,018	26,392,351	25,327,255

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Six Months Ended
	July 31, 2024	July 31, 2023	July 31, 2024	July 31, 2023
Cash flows from operating activities:
Net (loss) income	$(2,137)	$271	$(4,276)	$(55)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Stock-based compensation expense	4,595	3,624	8,958	7,124
Depreciation and amortization of capital expenditures	1,038	1,125	2,073	2,188
Amortization of intangible assets	1,471	692	2,955	1,433
Amortization of operating lease right-of-use assets	734	813	1,517	1,460
Gain on note conversion	—	—	(980)	—
Facilities consolidation gain	—	(956)	—	(956)
Other	70	(2)	108	(4)
Changes in operating assets and liabilities:
Accounts receivable, net	2,644	122	1,675	(1,481)
Inventories and deferred inventory costs	1,946	2,382	4,527	3,347
Prepaid expenses and other assets	(2,053)	(730)	(1,571)	(1,485)
Accounts payable, accrued expenses and other liabilities	(1,871)	(4,544)	(4,399)	(6,896)
Deferred revenue	650	755	85	161
Net cash provided by operating activities	7,087	3,552	10,672	4,836

Cash flows from investing activities:
Proceeds from maturities and sales of short-term investments	—	500	—	2,250
Capital expenditures	(1,742)	(2,144)	(3,192)	(3,518)
Business acquisition, working capital adjustments	—	—	—	300
Net cash used in investing activities	(1,742)	(1,644)	(3,192)	(968)

Cash flows from financing activities:
Proceeds from issuance of common stock	167	164	1,584	1,888
Shares repurchased for tax withholdings on vesting of restricted stock units	(884)	(483)	(1,624)	(914)
Payments for repurchases of common stock	(891)	—	(891)	—
Repayments of long-term debt	(3,000)	—	(7,500)	—
Net cash (used in) provided by financing activities	(4,608)	(319)	(8,431)	974
Net increase (decrease) in cash and cash equivalents	737	1,589	(951)	4,842
Cash and cash equivalents, at beginning of period	15,848	27,390	17,536	24,137
Cash and cash equivalents, at end of period	$16,585	$28,979	$16,585	$28,979

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Six Months Ended
	July 31, 2024	July 31, 2023	July 31, 2024	July 31, 2023
Revenue	$64,129	$58,353	$126,628	$115,205

GAAP gross profit	$38,700	$36,588	$76,815	$72,540
Stock-based compensation and related taxes	285	260	558	520
Amortization of intangible assets and acquisition-related costs	771	82	1,558	192
Non-GAAP gross profit	$39,756	$36,930	$78,931	$36,322

Gross margin on a GAAP basis	60%	63%	61%	63%
Gross margin on a Non-GAAP basis	62%	63%	62%	64%

GAAP operating (loss) income	$(1,596)	$6	$(4,333)	$(602)
Stock-based compensation and related taxes	4,627	3,695	9,135	7,290
Amortization of intangible assets and acquisition-related costs	1,471	692	2,955	1,433
Facilities consolidation gain	—	(956)	—	(956)
Litigation costs	95	300	95	300
Restructuring costs	—	—	710	—
Non-GAAP operating income	$4,597	$3,737	$8,562	$7,465

GAAP net (loss) income	$(2,137)	$271	$(4,276)	$(55)
Stock-based compensation and related taxes	4,627	3,695	9,135	7,290
Amortization of intangible assets and acquisition-related costs	1,471	501	2,955	1,433
Facilities consolidation gain	—	(956)	—	(956)
Litigation costs	95	300	95	300
Restructuring costs	—	—	710	—
Gain on note conversion	—	—	(980)	—
Non-GAAP net income	$4,056	$3,811	$7,639	$8,012

GAAP diluted net (loss) income per share	$(0.08)	$0.01	$(0.16)	—
Stock-based compensation and related taxes	0.17	0.14	0.34	0.28
Amortization of intangible assets and acquisition-related costs	0.05	0.02	0.11	0.06
Facilities consolidation gain	—	(0.03)	—	(0.04)
Litigation costs	0.01	0.01	—	0.01
Restructuring costs	—	—	0.03	—
Gain on note conversion	—	—	(0.04)	—
Non-GAAP net income per basic share	$0.15	$0.15	$0.28	$0.31
Non-GAAP net income per diluted share	$0.15	$0.15	$0.29	$0.31

GAAP weighted-average basic shares	26,556,754	25,330,545	26,392,351	25,327,255
GAAP weighted-average diluted shares	26,556,754	25,935,018	26,392,351	25,327,255
Non-GAAP weighted-average diluted shares	26,821,420	25,935,018	26,712,880	25,883,010

GAAP net (loss) income	$(2,137)	$271	$(4,276)	$(55)
Reconciling items:
Interest and other expense (income), net	103	(532)	160	(947)
Income tax provision	438	267	763	400
Depreciation and amortization of capital expenditures	1,038	1,125	2,073	2,188
Amortization of intangible assets and acquisition-related costs	1,471	692	2,955	1,433
Stock-based compensation and related taxes	4,627	3,695	9,135	7,290
Litigation costs	95	300	95	300
Facilities consolidation gain	—	(956)	—	(956)
Restructuring costs	—	—	710	—
Gain on note conversion	—	—	(980)	—
Adjusted EBITDA	$5,635	$4,862	$10,635	$9,653